Quarterly Holdings Report
for

Fidelity Advisor® Real Estate Fund

April 30, 2021

ARE-QTLY-0621
1.800329.117

Schedule of Investments April 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 92.1%
REITs - Apartments - 12.7%
Essex Property Trust, Inc.	73,447	$21,337,822
Invitation Homes, Inc.	438,800	15,384,328
Mid-America Apartment Communities, Inc.	140,100	22,041,933
		58,764,083
REITs - Diversified - 20.3%
Digital Realty Trust, Inc.	300,100	46,308,431
Lamar Advertising Co. Class A	126,200	12,498,848
SBA Communications Corp. Class A	58,600	17,563,592
VICI Properties, Inc. (a)	560,500	17,767,850
		94,138,721
REITs - Health Care - 7.6%
Healthcare Realty Trust, Inc.	431,100	13,864,176
Ventas, Inc.	384,405	21,319,101
		35,183,277
REITs - Hotels - 3.8%
RLJ Lodging Trust	1,089,626	17,586,564
REITs - Management/Investment - 13.8%
American Tower Corp.	243,700	62,087,449
Weyerhaeuser Co.	48,800	1,891,976
		63,979,425
REITs - Manufactured Homes - 2.7%
Equity Lifestyle Properties, Inc.	180,506	12,527,116
REITs - Office Property - 4.1%
Alexandria Real Estate Equities, Inc.	65,700	11,898,270
Douglas Emmett, Inc.	203,200	6,815,328
		18,713,598
REITs - Shopping Centers - 1.6%
SITE Centers Corp.	515,300	7,600,675
REITs - Single Tenant - 4.7%
Four Corners Property Trust, Inc.	576,300	16,637,781
Spirit Realty Capital, Inc.	106,900	5,082,026
		21,719,807
REITs - Storage - 7.2%
CubeSmart	785,500	33,258,070
REITs - Warehouse/Industrial - 13.6%
Americold Realty Trust (a)	312,500	12,621,875
Prologis (REIT), Inc.	399,354	46,536,722
Terreno Realty Corp.	58,700	3,787,324
		62,945,921

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		426,417,257

Hotels, Restaurants & Leisure - 1.0%
Casinos & Gaming - 1.0%
Caesars Entertainment, Inc. (b)	45,390	4,440,958
Real Estate Management & Development - 6.6%
Real Estate Services - 6.6%
CBRE Group, Inc. (b)	268,600	22,884,720
Realogy Holdings Corp. (b)	431,500	7,456,320
		30,341,040
TOTAL COMMON STOCKS
(Cost $317,428,517)		461,199,255

Money Market Funds - 5.3%
Fidelity Cash Central Fund 0.04% (c)	2,452,395	2,452,885
Fidelity Securities Lending Cash Central Fund 0.04% (c)(d)	22,187,981	22,190,200
TOTAL MONEY MARKET FUNDS
(Cost $24,643,085)		24,643,085
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $342,071,602)		485,842,340
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(23,026,696)
NET ASSETS - 100%		$462,815,644

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,235
Fidelity Securities Lending Cash Central Fund	6,459
Total	$7,694

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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